UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2013

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 27, 2013, the Compensation Committee (the “Committee”) of NTELOS Holdings Corp. (the “Company”) certified and approved partial incentive payments to the Company’s named executive officers, after reviewing the Company’s consolidated financial results for a portion of 2013 and considering the Company’s 2013 full year targets under the Company’s 2013 Team Incentive Plan (“TIP”) as described in the Company’s proxy statement for the 2013 Annual Meeting of Stockholders. The following amounts were approved and paid:

James A. Hyde, President and Chief Executive Officer, $236,683

Conrad J. Hunter, Executive Vice President and Chief Operating Officer, $78,315

Stebbins B. Chandor Jr., Executive Vice President, Chief Financial Officer and Treasurer, $76,405

Brian J. O’Neil, Executive Vice President, General Counsel and Secretary, $65,136

Robert L. McAvoy Jr., Executive Vice President, Chief Technology Officer, $54,376

The Committee will review full year 2013 consolidated financial results and it is anticipated that the Committee will certify and approve additional payments under the TIP in the first quarter of 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2014

NTELOS HOLDINGS CORP.

By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and Secretary

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